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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2002

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits


      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on December 20, 2002 relating to the Series 2000-B, 2000-C, 2001-A and 2002-A Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B, 2000-C, 2001-A and 2002-A Indenture Supplements dated as of August 1, 2000, November 1, 2000, April 1, 2001 and July 1, 2002 respectively, covering the period of November 1, 2002 through November 30, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ADVANTA BUSINESS CARD MASTER TRUST

                                  By: Advanta Bank Corp., as attorney-in-fact

                                  By:      /s/ Mark Shapiro
                                           ------------------------------------
                                  Name:    Mark Shapiro
                                  Title:   Assistant Vice President- Structured
                                           Finance



                                  ADVANTA BUSINESS RECEIVABLES CORP.

                                  By:      /s/ Mark Shapiro
                                           ------------------------------------
                                  Name:    Mark Shapiro
                                  Title:   Treasurer


Dated: December 20, 2002


                                                                               4
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                                  Exhibit Index


Exhibit No.                                                                         Page
-----------                                                                         ----
      21.1    Monthly Servicer's Certificate dated December 20, 2002 prepared by the Servicer and sent to the Indenture Trustee pursuant to Section
              5.03(a) of the Series 2000-B, 2000-C, 2001-A and 2002-A Indenture
              Supplement covering the period of November 1, 2002 through
              November 30, 2002.


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